VERSUS CAPITAL REAL ASSETS FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

October 24, 2018

Dear Shareholder:

IF YOUR INVESTMENT ADVISER HAS DISCRETIONARY AUTHORITY TO MANAGE YOUR SHARES OR IF YOU ARE NOT INTERESTED IN TENDERING YOUR SHARES FOR REPURCHASE AT THIS TIME, YOU MAY DISREGARD THIS LETTER AND TAKE NO ACTION.

The Versus Capital Real Assets Fund (the “Fund”) is a closed-end interval fund. The Fund is offering to repurchase up to 5% of its outstanding shares at its net asset value, on the Repurchase Pricing Date, as defined in the enclosed Repurchase Offer Terms. There is no early withdrawal charge on the Shares.

The Fund’s quarterly repurchase offer will begin on October 24, 2018 and end on the Repurchase Request Deadline at the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. ET) on November 16, 2018.

If you wish to tender your shares for cash, you can do so by contacting your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”). You will need to ask your Authorized Institution or nominee to submit the repurchase request for you and provide all of the information that Authorized Institution or nominee requires. Certain Authorized Institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require you to submit your tender request only on the Repurchase Request Deadline.

If you have any questions, please contact your Authorized Institution or other financial adviser. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

Versus Capital Real Assets Fund, LLC

REPURCHASE OFFER TERMS

1.	Repurchase Offer. Versus Capital Real Assets Fund (the “Fund”) is offeringto repurchase for cash up to five percent (5%) of the aggregate of its issued and outstanding Shares on the Repurchase Request Deadline (described below). The Fund will purchase Shares at the NAV per Share determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form. Together those documents constitute the “Repurchase Offer.” The Repurchase Offer is not conditioned uponthetender for repurchase of any minimum number of Shares. The purpose of the Repurchase Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares. The Fund does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”), or otherwise by a nominee, such Authorized Institution may charge a transaction fee for submitting a repurchase request for you.
2.	Net Asset Value. You must determine whether to tender Shares on or before the Repurchase Request Deadline of November 16, 2018. The Net Asset Value at which the Fund will repurchase Shares will not be determined until the Repurchase Pricing Date, which is the same as the Repurchase Request Deadline, November 16, 2018. The Net Asset Value may fluctuate between the date you submit your repurchaserequest andtheRepurchase RequestDeadline /RepurchasePricingDate. TheNetAsset Value on the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Please call shareholder services at 1.877.343.7916 for current NAV information.
Shares of the Fund earn dividends declared, if any, on the day the Shares are repurchased. On October 18, 2018, the net asset value per Share of the Fund was $25.03.
3.	Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Repurchase
Offer	begins on October 24, 2018. All tenders of Shares for repurchase must be received in proper
form	by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent (the
“Transfer	Agent”), or your Authorized Institution, before the Fund’s close of business, which is the
close	of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close
earlier	on certain days) on November 16, 2018, (the “Repurchase Request Deadline”). Certain
Authorized	Institutions, including custodians and clearing platforms, may set times prior to the
Repurchase	Request Deadline by which they must receive all documentation they may require
relating	to repurchase requests and may require additional information. In addition, certain clearing
houses	may allow / require you to submit your tender request only on the Repurchase Request
Deadline.
4.	TheRepurchase RequestDeadline will be strictlyobserved. TheFundwillnotaccept anyalternative,
conditional	or contingent tenders for repurchase. All tendering shareholders, by execution of the
Repurchase	Request Form, waive any right to receive any notice of the acceptance of their tender.
The	Fund will send trade confirmations on or before November 19, 2018.
5.	Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to
shareholders	by November 20, 2018, but in no event later than seven calendar days after each
Repurchase	Pricing Date.
6.	Repurchase Charge. The Fund does not charge a special handling or processing fee for repurchases.
Your	Authorized Institution may charge a transaction fee in connection with submitting a repurchase request.
7.	Withdrawal or Modification of Number of Shares to be Repurchased. Subject to the limitations of
your	clearing platform and or custodian, shares submitted pursuant to the Repurchase Offer may be
withdrawn	or you may change the number of Shares submitted for repurchase at any time prior to the

Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline. If your Shares are held for you by your Authorized Institution or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request. With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Repurchase Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modificationsorwithdrawalsoftenders,youmaycallshareholderservicesat1.877.343.7916orcontact your Authorized Institution or financial adviser.
8.	Suspension or Postponement of Repurchase Offer. The Board may suspend or postpone this Repurchase Offer only by a majority vote of the Directors (including a majority of the Independent Directors)andonlyinthefollowinglimitedcircumstances:(a)duringanyperiodinwhichtheExchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or (b) duringan emergency that makes it impractical for the Fund to dispose of securities it owns or determine the net asset value of Fund Shares; or (c) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or (d) during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund
for	the protection of its shareholders. If the Repurchase Offer is suspended or postponed, the Fund
will	provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund
renews	the Repurchase Offer, the Fund will send a new notification to each shareholder with details
concerning	the terms and conditions of the renewed Offer.
9.	Tax Consequences. Shareholders should review the tax information in the Fund’s Prospectus and
Statement	of Additional Information. Shareholders should consult their tax advisors regarding the
specific	taxconsequences,includingstate andlocaltaxconsequences,ofparticipatingin therepurchase
offer.	The Fund intends to take the position that shareholders tendering shares will qualify for sale or
exchange	treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized
will	be treated as capital gain or loss by shareholders that hold their shares as a capital asset. If the sale
is	not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of Shares
will	consist in whole or in part of ordinary dividend income, a return of capital or capital gain,
depending	on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the
Shares.	In addition, if any amounts received are treated as a dividend to tendering shareholders, a
constructive	dividend may be received by non-tendering shareholders whose proportionate increase in
the	Fund has been increased as a result of the tender.
Withholding	on Non-U.S. Shareholders. The Transfer Agent will withhold federal income taxes
equal	to 30% of the gross payments payable to a non-U.S. shareholder unless the non-U.S. shareholder
has	providedtotheTransferAgent anappropriate FormW-8on whichitclaims eligibilityforareduced
rate	of withholdingorestablishesanexemptionfromwithholdingondividends.Anon-U.S.shareholder
may	be eligible to obtain a refund of tax withheld if such shareholder is able to establish that no tax or
a	reduced amount of tax was due.
Transfer	Taxes. TheFundwillpayall sharetransfertaxes,ifany,payable onthetransfertoitof Shares
repurchased	pursuant to the Repurchase Offer. If, however, (a) payment of the Purchase Price is to
be	made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the
Repurchase	Offer) unpurchased Shares are to be registered in the name(s) of any person other than
the	registered owner(s), then the amount of any transfer taxes (whether imposed on the registered
owner(s)	or such other persons) payable on account of the transfer to such person(s) will be deducted
from	the Purchase Price by the Transfer Agent unless satisfactory evidence of the payment of such
taxes,	or exemption therefrom, is submitted.

10. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Repurchase Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. The Fund, Versus Capital Advisors, LLC (the “Adviser”) or any other person are not obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and the Adviser will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.versuscapital.com, call shareholder services at 1.877-343-7916, or contact your Authorized Institution or financial adviser.

Dated: October 24, 2018